EXHIBIT 10.24

AMENDMENT 2012-1

THE PNC FINANCIAL SERVICES GROUP, INC.

AND AFFILIATES DEFERRED COMPENSATION PLAN

(as amended and restated as of May 5, 2009)

WHEREAS, The PNC Financial Services Group, Inc. (the “Corporation”) sponsors The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan (the “Plan”);

WHEREAS, the Corporation wishes to amend the Plan to clarify the Plan’s provisions regarding the ability of a participant to modify his or her election regarding the form of payment or timing of distributions under the Plan; and

WHEREAS, Section 10 of the Plan authorizes the Corporation to amend the Plan.

NOW, THEREFORE, IT IS RESOLVED, that the Plan is hereby amended as follows, effective as of January 1, 2012 unless otherwise stated herein:

1. The third sentence of Section 4.2 of the Plan (“Manner of Distribution”) is amended in its entirety to read as follows:

“Except as otherwise provided in Section 13.13, a Participant who has not already commenced receiving a distribution with respect to a Deferral Amount may subsequently change either the time or form of distribution for the portion of his or her account attributable to such Deferral Amount (a “Subsequent Deferral Election”); provided, however, that, with respect to a Deferral Amount to be distributed in connection with a previously specified Distribution Date (i.e., a distribution in connection with a designated January 15 or July 15), a Subsequent Deferral Election may be made only to select another specified Distribution Date and/or to change the form in which the distribution is to be made in connection with the specified Distribution Date from annual installments to a lump sum and, with respect to a Deferral Amount to be distributed in connection with the Participant’s Severance from Service, a Subsequent Deferral Election may be made only with respect to the form in which the distribution is to be made; provided further that a Subsequent Deferral Election may be made only if the Subsequent Deferral Election (i) is made by filing a new Deferral Election Form no later than twelve (12) months prior to the Distribution Date for such portion of his or her Account, (ii) is not effective until twelve (12) months have elapsed from the date on which the change is made, and (iii) defers the Distribution Date for such portion of his or her Account by at least five (5) years from the Distribution Date applicable under the prior Deferral Election Form. In the case of a Subsequent Deferral Election with respect to a Deferral Amount to be distributed in connection with the Participant’s Severance From Service, the Distribution Date for the Deferral Amount following the Subsequent Deferral Election shall be the Distribution Date determined in accordance with Section 4.1 as if the Participant’s Severance from Service occurred on the anniversary of the Participant’s actual Severance from Service that is equal to the product of (A) five multiplied by (B) the number of Subsequent Deferral Elections that the Participant has made with respect to the Deferral

Amount to be distributed in connection with his Severance from Service. A Participant may make a Subsequent Deferral Election in accordance with the procedures established by the Plan Manager. Notwithstanding the foregoing, a Participant’s Subsequent Deferral Election shall be cancelled, void and of no further force and effect if the Participant experiences a Severance from Service before the Subsequent Deferral Election is effective on the 12-month anniversary of date on which the Subsequent Deferral Election is made.”

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Executed and adopted by the Chief Human Resources Officer of The PNC Financial Services Group, Inc. this 19th day of December, 2012 pursuant to the authority delegated by the Corporation’s Personnel and Compensation Committee.

/s/ Joan L. Gulley
Joan L. Gulley Executive Vice President and Chief Human Resources Officer

[Signature Page to Amendment 2012-1 to

The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan]